UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06698

DWS Equity 500 Index Portfolio

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

DECEMBER 31, 2007

Annual Report
to Shareholders

DWS Equity 500 Index Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

DWS Equity 500 Index Fund

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

DWS Equity 500 Index Portfolio

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additionally, the fund may not be able to replicate the S&P 500® Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of stocks selected. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2007

Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 is 0.21% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 12/31/07
DWS Equity 500 Index Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	5.49%	8.58%	12.73%	5.82%
S&P 500® Index+	5.49%	8.62%	12.83%	5.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/07	$ 166.22
12/31/06	$ 160.54
Distribution Information: Twelve Months as of 12/31/07: Income Dividends	$ 3.14
Institutional Class Lipper Rankings — S&P 500 Index Objective Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	184	4
3-Year	11	of	168	7
5-Year	8	of	153	5
10-Year	7	of	74	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Equity 500 Index Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/07
DWS Equity 500 Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,054,900	$1,280,000	$1,820,700	$1,760,100
	Average annual total return	5.49%	8.58%	12.73%	5.82%
S&P 500 Index+	Growth of $1,000,000	$1,054,900	$1,281,600	$1,828,600	$1,775,600
	Average annual total return	5.49%	8.62%	12.83%	5.91%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 is 0.30% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On May 19, 2003, the Investment Class of the Fund was issued in conjunction with the combination of Equity 500 Index Fund — Investment (the "Acquired fund") and the Fund. The Acquired fund was, and the Fund is, a feeder fund investing all of its investable assets in the same master portfolio, the DWS Equity 500 Index Portfolio. Returns shown prior to May 19, 2003 are the actual returns of the Acquired fund and for the period after May 19, 2003 are those of the Fund's Investment Class. On October 20, 2006, Investment Class was renamed Class S.

Average Annual Total Returns as of 12/31/07
DWS Equity 500 Index Fund	1-Year	3-Year	5-Year	10-Year
Class S	5.39%	8.45%	12.60%	5.68%
S&P 500 Index+	5.49%	8.62%	12.83%	5.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/07	$ 164.58
12/31/06	$ 158.94
Distribution Information: Twelve Months as of 12/31/07: Income Dividends	$ 2.93
Class S Lipper Rankings — S&P 500 Index Objective Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	184	15
3-Year	30	of	168	18
5-Year	32	of	153	21
10-Year	25	of	74	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Equity 500 Index Fund — Class S [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/07
DWS Equity 500 Index Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,539	$12,754	$18,097	$17,370
	Average annual total return	5.39%	8.45%	12.60%	5.68%
S&P 500 Index+	Growth of $10,000	$10,549	$12,816	$18,286	$17,756
	Average annual total return	5.49%	8.62%	12.83%	5.91%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Fund Return*	Class S	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 985.70	$ 986.10
Expenses Paid per $1,000**	$ .95	$ .50
Hypothetical 5% Fund Return*	Class S	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,024.25	$ 1,024.70
Expenses Paid per $1,000**	$ .97	$ .51
* Expenses include amounts allocated proportionally from the master portfolio.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class S	Institutional Class
DWS Equity 500 Index Fund	.19%	.10%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Equity 500 Index Fund

Deutsche Investment Management America Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Equity 500 Index Portfolio, in which the fund invests all of its assets. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Company, is the subadvisor for the portfolio. As of December 31, 2007, NTI had approximately $757 billion of assets under management.

Portfolio Manager

Brent Reeder

Vice President at Northern Trust Investments, N.A. and Portfolio Manager of the Portfolio since May 2007.

Joined NTI in 1993.

For the past five years, he has managed quantitative equity portfolios.

In the following interview, a team of portfolio managers from the fund's subadvisor, Northern Trust Investments, discusses the market environment and DWS Equity 500 Index Fund's performance for the 12-month period ended December 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment during 2007?

A: It was a generally positive period for the US equity market, despite considerable volatility. Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs, and positive trends continued through mid-July before drifting lower in the late summer. A rally in September was sparked in part by the first of the US Federal Reserve Board's (the Fed's) three interest rate reductions. Volatility increased and most indices were down in the fourth quarter, as markets responded to further bad news about the potential impact of the subprime mortgage crisis. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14% for the 12-month period.1

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Although eight of the 10 industry sectors into which the Standard & Poor's 500® (S&P 500) Index is divided had positive returns, there was great divergence among sector performance during 2007. The best-performing sectors were energy, with a return of 34.8%, and materials, with a return of 22.5%. The weakest sector was financials, with a return of -18.60%, which weakened throughout the year as problems in the subprime mortgage market affected the entire financial sector. Also negative was the consumer discretionary sector, which includes many retailers and housing stocks.

After a long period during which small-cap stocks generally outperformed large-cap, large-cap stocks regained market leadership, as investors became less comfortable with risk. The S&P 500 returned 5.49%, and the Russell 1000® Index returned 5.77%; both of these indices measure performance of large-cap stocks2, the small-cap Russell 2000® Index returned -1.57%.3 Returns of the Russell MidCap® Index fell between the large-cap and small-cap indices at 5.60%.4 Growth stocks performed much better than value stocks in all size categories: the Russell 1000® Growth Index had a return of 11.81%, while the Russell 1000® Value Index returned -0.17%.5

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
4 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.
5 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: The fund's Institutional Class shares returned 5.49%. (Past performance is no guarantee of future results. Please see pages 5 through 8 for the performance of other share classes and more complete performance information.) Since the fund's investment strategy is to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500, the fund's return is normally quite close to the return of the index, as it was for this period.

Q: Which stocks had the greatest effect on performance?

A: Since the index is weighted by market capitalization, the largest stocks generally have the greatest impact on index returns, even when other stocks have the highest or lowest returns. Accordingly, several of the top contributors to 2007 performance are among the largest companies in the index. These include ExxonMobil Corp., AT&T, Inc., Chevron Corp. and Microsoft Corp. Other stocks that contributed to return of the index were Apple, Inc., which is benefiting from the popularity of the iPod and other innovative products; Google, Inc., which continues to expand rapidly; and Schlumberger Ltd., which reported very strong earnings.

Most of the stocks that detracted from return of the index were in the financial services sector. These include Citigroup, Inc., Bank of America Corp., Merrill Lynch & Co., Inc., American International Group, Inc., Wachovia Corp. and Washington Mutual, Inc. Other negatives were cable provider Comcast Corp., which is encountering a variety of competition, and Amgen, Inc., a biotechnology company that reported disappointing earnings.

Q: What changes were made in the S&P 500 Index during 2007?

A: Standard & Poor's adjusts the composition of the S&P 500 to reflect changes in the relative size of companies and changes in corporate ownership. Most changes result from merger and acquisition activity, although some occur when a company is delisted or shrinks to the point that it is moved to a different index. Additions are selected from companies that have reached a size that makes them appropriate for inclusion. During 2007, there were 41 additions and 41 deletions to the index.

Among the additions during the period were Polo Ralph Lauren Corp.; Integrys Energy Group, Inc., formed by the merger of Peoples Energy and WPS Resources Corporation; CVS Carmark Corporation, formed by the merger of CVS Corporation and Caremark Rx Inc.; Covidien Ltd. and Tyco Electronics, which were spun off from Tyco International; Discover Financial Services, a unit of Morgan Stanley that began trading on the New York Stock Exchange; Kraft Foods, Inc., following the completion of its spin-off by Altria Group, Inc; Tesoro Petroleum Corp.; Noble Energy, Inc.; Manitowoc Co.; and Washington Post Co.

Stocks eliminated from the index include BellSouth Corp., acquired by AT&T; Phelps Dodge, acquired by Freeport-McMoran Copper & Gold, Inc.; MedImmune Inc., acquired by AstraZeneca PLC; Dollar General, TXU Corp., Hilton Hotels, Bausch & Lomb, Inc., ALLTEL Corp., Down Jones & Co., Inc, and Tribune Co., all of which were acquired by private entities.

Q: Do you have other comments for shareholders?

A: We believe that holding an index fund such as this one may be advantageous to many investors because it offers broad exposure to the equity market at a relatively low cost.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/07	12/31/06

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Financials	18%	22%
Information Technology	16%	15%
Energy	13%	10%
Health Care	12%	12%
Industrials	12%	11%
Consumer Staples	10%	9%
Consumer Discretionary	8%	11%
Telecommunication Services	4%	3%
Utilities	4%	4%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2007 (19.7% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.9%
2. General Electric Co. Manufactures, distributes and markets electrical products	2.9%
3. Microsoft Corp. Developer of computer software	2.2%
4. AT&T, Inc. Provider of communications services	1.9%
5. Procter & Gamble Co. Manufacturer of diversified consumer products	1.8%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.5%
7. Johnson & Johnson Provider of health care products	1.5%
8. Bank of America Corp. Provider of commercial banking services	1.4%
9. Apple, Inc. Manufacturer of personal computers and related personal computing and communication solutions	1.3%
10. Cisco Systems, Inc. Developer of computer network products	1.3%

Portfolio holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 31. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investment in the DWS Equity 500 Index Portfolio, at value	$ 2,692,840,523
Receivable for Fund shares sold	41,080,624
Other assets	28,357
Total assets	2,733,949,504
Liabilities
Payable for Fund shares redeemed	10,558,883
Accrued expenses and other payables	401,354
Total liabilities	10,960,237
Net assets, at value	$ 2,722,989,267
Net Assets Consist of
Undistributed net investment income	117,219
Net unrealized appreciation (depreciation) on investments and futures	1,827,237,121
Accumulated net realized gain (loss)	(211,916,854)
Paid-in capital	1,107,551,781
Net assets, at value	$ 2,722,989,267
Net Asset Value
Class S Net Asset Value, offering and redemption price(a) per share ($772,264,803 ÷ 4,692,223 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 164.58

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($1,950,724,464 ÷ 11,736,116 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 166.22
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income and expenses allocated from DWS Equity 500 Index Portfolio: Dividends	55,205,586
Interest — Cash Management QP Trust	1,094,044
Interest	102,182
Expenses*	(1,468,315)
Total Income	54,933,497
Expenses: Administration fee	2,868,866
Services to shareholders	1,068,308
Professional fees	99,683
Trustees' fees and expenses	17,622
Reports to shareholders	104,453
Registration fees	47,829
Other	5,806
Total expenses before expense reductions	4,212,567
Expense reductions	(2,004,949)
Total expenses after expense reductions	2,207,618
Net investment income (loss)	52,725,879
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from DWS Equity 500 Index Portfolio: Investments	58,051,682
Futures	(903,647)
57,148,035
Change in net unrealized appreciation (depreciation) allocated from DWS Equity 500 Index Portfolio on: Investments	45,453,311
Futures	(131,852)
45,321,459
Net gain (loss)	102,469,494
Net increase (decrease) in net assets resulting from operations	$ 155,195,373
* For the year ended December 31, 2007, the DWS Equity 500 Index Portfolio was reimbursed by the Advisor for fees in the amount of $1,484,235, of which $1,172,543 was allocated to this Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 52,725,879	$ 48,188,383
Net realized gain (loss)	57,148,035	(21,301,259)
Change in net unrealized appreciation (depreciation)	45,321,459	365,330,170
Net increase (decrease) in net assets resulting from operations	155,195,373	392,217,294
Distributions to shareholders from: Net investment income: Class S	(14,337,230)	(13,165,072)
Institutional Class	(38,315,257)	(34,675,804)
Total distributions	(52,652,487)	(47,840,876)
Fund share transactions: Proceeds from shares sold	544,258,985	379,727,473
Reinvestment of distributions	50,353,547	45,642,550
Cost of shares redeemed	(735,982,664)	(587,983,836)
Redemption fees	14,697	9,809
Net increase (decrease) in net assets from Fund share transactions	(141,355,435)	(162,604,004)
Increase (decrease) in net assets	(38,812,549)	181,772,414
Net assets at beginning of period	2,761,801,816	2,580,029,402
Net assets at end of period (includes undistributed net investment income of $117,219 and $616,512, respectively)	$ 2,722,989,267	$ 2,761,801,816

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S+ Years Ended December 31,	2007	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 158.94	$ 139.85	$ 135.69	$ 124.93	$ 106.22
Income (loss) from investment operations: Net investment income (loss)[b]	2.96	2.56	2.21	2.27	1.07
Net realized and unrealized gain (loss)	5.61	19.04	4.10	10.78	18.89
Total from investment operations	8.57	21.60	6.31	13.05	19.96
Less distributions from: Net investment income	(2.93)	(2.51)	(2.15)	(2.29)	(1.25)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 164.58	$ 158.94	$ 139.85	$ 135.69	$ 124.93
Total Return (%)[c]	5.39	15.58	4.70	10.57	18.88**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	772	771	768	727	573
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.29	.33	.36	.36	.36*
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.19	.22	.25	.25	.25*
Ratio of net investment income (loss) (%)	1.77	1.73	1.62	1.77	1.52*
[a] For the period from May 19, 2003 (commencement of operations of Investment Class shares) to December 31, 2003.
[b] Based on average shares outstanding during period.
[c] Total return would have been lower had certain expenses not been reduced.
+ On October 20, 2006 Investment Class shares were renamed Class S shares.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 160.54	$ 141.29	$ 137.10	$ 126.22	$ 99.84
Income (loss) from investment operations: Net investment income (loss)[a]	3.11	2.73	2.41	2.46	1.85
Net realized and unrealized gain (loss)	5.71	19.28	4.16	10.93	26.33
Total from investment operations	8.82	22.01	6.57	13.39	28.18
Less distributions from: Net investment income	(3.14)	(2.76)	(2.38)	(2.51)	(1.80)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 166.22	$ 160.54	$ 141.29	$ 137.10	$ 126.22
Total Return (%)[b]	5.49	15.72	4.85	10.74	28.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,951	1,991	1,812	1,828	1,982
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.22	.20	.11	.11	.11
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.10	.10	.10	.10	.10
Ratio of net investment income (loss) (%)	1.86	1.85	1.77	1.92	1.69
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity 500 Index Fund (the "Fund"), is a diversified series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, DWS Equity 500 Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. On December 31, 2007, the Fund owned approximately 79% of the Portfolio.

The Fund offers two classes of shares: Institutional Class and Class S. Institutional Class and Class S shares are offered to a limited group of investors, and are not subject to initial or contingent deferred sales charges. Institutional shares have lower ongoing expenses than Class S shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $212,361,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($40,520,000), December 31, 2011 ($53,713,000), December 31, 2012 ($73,803,000), December 31, 2013 ($22,344,000) and December 31, 2014 ($21,981,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. During the year ended December 31, 2007, the Fund utilized approximately $36,876,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 32,717
Capital loss carryforwards	$ (212,361,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2007	2006
Distributions from ordinary income	$ 52,652,487	$ 47,840,876

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio. Prior to January 1, 2007, Deutsche Asset Management Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor to the master Portfolio.

For the period from January 1, 2007 through September 30, 2007, DIMA has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the Fund, including expenses allocated from the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class S	.38%
Institutional Class	.40%

For Institutional Class shares, effective October 1, 2006, the Advisor has voluntarily agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the Fund, including expenses allocated from the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.10%. This voluntary waiver of reimbursement may be terminated at any time at the option of the Advisor.

Under this arrangement, during the year ended December 31, 2007, DIMA waived $65,144 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2007, the Advisor received an Administration Fee of $2,868,866, of which $1,637,958 was waived and $181,981 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DWS-SISC was as follows.

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2007
Class S	$ 115,816	$ —	$ 21,149
Institutional Class	301,847	301,847	—
	$ 417,663	$ 301,847	$ 21,149

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $45,440, of which $12,793 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and Chairperson of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	1,230,022	$ 202,198,150	1,052,006*	$ 154,433,900*
Institutional Class	2,056,012	342,060,835	1,522,226	225,293,573
		$ 544,258,985		$ 379,727,473
Shares issued to shareholders in reinvestment of distributions
Class S	80,585	$ 13,391,131	82,457*	$ 12,261,672*
Institutional Class	220,197	36,962,416	222,390	33,380,878
		$ 50,353,547		$ 45,642,550
Shares redeemed
Class S	(1,470,504)	$ (241,973,067)	(1,775,882)*	$ (264,213,313)*
Institutional Class	(2,939,413)	(494,009,597)	(2,168,123)	(323,770,523)
		$ (735,982,664)		$ (587,983,836)
Redemption fees		$ 14,697		$ 9,809
Net increase (decrease)
Class S	(159,897)	$ (26,376,570)	(641,419)*	$ (97,510,346)*
Institutional Class	(663,204)	(114,978,865)	(423,507)	(65,093,658)
		$ (141,355,435)		$ (162,604,004)
* On October 20, 2006, Investment Class shares were renamed Class S shares.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS Equity 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Fund (hereafter referred to as the "Fund") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

February 26, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended December 31, 2007, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $60,726,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account please call (800) 294-4366.

(The following financial statements of the DWS Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2007

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 8.4%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	56,696	1,599,961
Johnson Controls, Inc.	155,192	5,593,120
		7,193,081
Automobiles 0.3%
Ford Motor Co.*	551,985	3,714,859
General Motors Corp.	148,771	3,702,910
Harley-Davidson, Inc.	63,851	2,982,481
		10,400,250
Distributors 0.1%
Genuine Parts Co.	44,678	2,068,591
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	36,183	2,538,237
H&R Block, Inc.	84,782	1,574,402
		4,112,639
Hotels Restaurants & Leisure 1.4%
Carnival Corp.	114,697	5,102,870
Darden Restaurants, Inc.	35,380	980,380
Harrah's Entertainment, Inc.	49,218	4,368,097
International Game Technology	82,864	3,640,215
Marriott International, Inc. "A"	83,964	2,869,890
McDonald's Corp.	311,356	18,341,982
Starbucks Corp.*	195,908	4,010,237
Starwood Hotels & Resorts Worldwide, Inc.	52,012	2,290,088
Wendy's International, Inc.	23,480	606,723
Wyndham Worldwide Corp.	47,714	1,124,142
Yum! Brands, Inc.	136,682	5,230,820
		48,565,444
Household Durables 0.4%
Black & Decker Corp.	16,552	1,152,847
Centex Corp.	32,104	810,947
D.R. Horton, Inc.	71,800	945,606
Fortune Brands, Inc.	40,354	2,920,015
Harman International Industries, Inc.	16,100	1,186,731
KB HOME	20,672	446,515
Leggett & Platt, Inc.	46,666	813,855
Lennar Corp. "A"	36,900	660,141
Newell Rubbermaid, Inc.	72,150	1,867,242
Pulte Homes, Inc.	57,356	604,532
Snap-on, Inc.	15,532	749,264
The Stanley Works	19,653	952,777
Whirlpool Corp.	19,377	1,581,745
		14,692,217
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	79,812	7,393,784
Expedia, Inc.*	53,370	1,687,559
IAC/InterActiveCorp.*	50,900	1,370,228
		10,451,571
Leisure Equipment & Products 0.1%
Brunswick Corp.	24,730	421,646
Eastman Kodak Co.	74,931	1,638,741
Hasbro, Inc.	39,202	1,002,787
Mattel, Inc.	95,814	1,824,299
		4,887,473
Media 2.8%
CBS Corp. "B"	180,054	4,906,472
Clear Channel Communications, Inc.	130,863	4,517,391
Comcast Corp. "A"*	807,590	14,746,593
E.W. Scripps Co. "A"	22,500	1,012,725
Gannett Co., Inc.	61,169	2,385,591
Interpublic Group of Companies, Inc.*	118,495	960,994
McGraw-Hill Companies, Inc.	89,074	3,902,332
Meredith Corp.	10,638	584,877
New York Times Co. "A"	39,173	686,703
News Corp. "A"	604,900	12,394,401
Omnicom Group, Inc.	86,336	4,103,550
The DIRECTV Group, Inc.*	188,700	4,362,744
Time Warner, Inc.	960,112	15,851,449
Viacom, Inc. "B"*	175,154	7,692,764
Walt Disney Co.	500,064	16,142,066
Washington Post Co. "B"	1,500	1,187,145
		95,437,797
Multiline Retail 0.8%
Big Lots, Inc.*	27,196	434,864
Dillard's, Inc. "A"	15,068	282,977
Family Dollar Stores, Inc.	37,072	712,895
J.C. Penney Co., Inc.	58,275	2,563,517
Kohl's Corp.*	83,538	3,826,040
Macy's, Inc.	114,450	2,960,822
Nordstrom, Inc.	48,432	1,778,907
Sears Holdings Corp.*	18,838	1,922,418
Target Corp.	218,191	10,909,550
		25,391,990
Specialty Retail 1.5%
Abercrombie & Fitch Co. "A"	22,600	1,807,322
AutoNation, Inc.*	36,759	575,646
AutoZone, Inc.*	12,208	1,463,861
Bed Bath & Beyond, Inc.*	70,866	2,082,752
Best Buy Co., Inc.	92,272	4,858,121
Circuit City Stores, Inc.	38,133	160,159
GameStop Corp. "A"*	41,800	2,596,198
Home Depot, Inc.	441,247	11,887,194
Limited Brands, Inc.	83,311	1,577,077
Lowe's Companies, Inc.	384,274	8,692,278
Office Depot, Inc.*	72,859	1,013,469
OfficeMax, Inc.	19,878	410,679
RadioShack Corp.	37,695	635,538
Staples, Inc.	187,673	4,329,616
The Gap, Inc.	123,058	2,618,674
The Sherwin-Williams Co.	28,505	1,654,430
Tiffany & Co.	35,716	1,644,008
TJX Companies, Inc.	115,499	3,318,286
		51,325,308
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	98,100	2,999,898
Jones Apparel Group, Inc.	22,660	362,333
Liz Claiborne, Inc.	27,706	563,817
NIKE, Inc. "B"	99,816	6,412,180
Polo Ralph Lauren Corp.	16,000	988,640
VF Corp.	22,640	1,554,463
		12,881,331
Consumer Staples 10.2%
Beverages 2.4%
Anheuser-Busch Companies, Inc.	195,880	10,252,359
Brown-Forman Corp. "B"	21,578	1,599,146
Coca-Cola Co.	529,435	32,491,426
Coca-Cola Enterprises, Inc.	74,924	1,950,272
Constellation Brands, Inc. "A"*	52,200	1,234,008
Molson Coors Brewing Co. "B"	31,404	1,621,074
Pepsi Bottling Group, Inc.	37,262	1,470,359
PepsiCo, Inc.	423,250	32,124,675
		82,743,319
Food & Staples Retailing 2.3%
Costco Wholesale Corp.	114,433	7,982,846
CVS Caremark Corp.	386,991	15,382,892
Kroger Co.	185,963	4,967,072
Safeway, Inc.	115,407	3,948,074
SUPERVALU, Inc.	54,991	2,063,262
Sysco Corp.	160,390	5,005,772
Wal-Mart Stores, Inc.	620,754	29,504,438
Walgreen Co.	259,678	9,888,538
Whole Foods Market, Inc.	37,100	1,513,680
		80,256,574
Food Products 1.5%
Archer-Daniels-Midland Co.	168,153	7,807,344
Campbell Soup Co.	53,409	1,908,303
ConAgra Foods, Inc.	128,752	3,063,010
Dean Foods Co.	34,700	897,342
General Mills, Inc.	86,750	4,944,750
H.J. Heinz Co.	83,854	3,914,305
Kellogg Co.	67,034	3,514,593
Kraft Foods, Inc. "A"	411,984	13,443,038
McCormick & Co., Inc.	35,600	1,349,596
Sara Lee Corp.	190,439	3,058,450
The Hershey Co.	44,460	1,751,724
Tyson Foods, Inc. "A"	68,500	1,050,105
Wm. Wrigley Jr. Co.	59,302	3,472,132
		50,174,692
Household Products 2.4%
Clorox Co.	36,332	2,367,757
Colgate-Palmolive Co.	133,268	10,389,573
Kimberly-Clark Corp.	111,207	7,711,093
Procter & Gamble Co.	815,496	59,873,716
		80,342,139
Personal Products 0.2%
Avon Products, Inc.	113,770	4,497,328
Estee Lauder Companies, Inc. "A"	30,500	1,330,105
		5,827,433
Tobacco 1.4%
Altria Group, Inc.	554,452	41,905,482
Reynolds American, Inc.	44,990	2,967,540
UST, Inc.	41,851	2,293,435
		47,166,457
Energy 12.7%
Energy Equipment & Services 2.5%
Baker Hughes, Inc.	83,473	6,769,660
BJ Services Co.	76,628	1,858,995
ENSCO International, Inc.	38,700	2,307,294
Halliburton Co.	232,578	8,817,032
Nabors Industries Ltd.*	73,438	2,011,467
National-Oilwell Varco, Inc.*	93,100	6,839,126
Noble Corp.	70,548	3,986,668
Rowan Companies, Inc.	29,039	1,145,879
Schlumberger Ltd.	311,444	30,636,746
Smith International, Inc.	52,700	3,891,895
Transocean, Inc.*	85,899	12,296,442
Weatherford International Ltd.*	88,000	6,036,800
		86,598,004
Oil, Gas & Consumable Fuels 10.2%
Anadarko Petroleum Corp.	121,168	7,959,526
Apache Corp.	88,374	9,503,740
Chesapeake Energy Corp.	116,400	4,562,880
Chevron Corp.	554,856	51,784,710
ConocoPhillips	425,209	37,545,955
CONSOL Energy, Inc.	47,900	3,425,808
Devon Energy Corp.	116,504	10,358,371
El Paso Corp.	183,098	3,156,609
EOG Resources, Inc.	64,300	5,738,775
ExxonMobil Corp.	1,441,568	135,060,506
Hess Corp.	72,265	7,288,648
Marathon Oil Corp.	186,988	11,380,090
Murphy Oil Corp.	45,500	3,860,220
Noble Energy, Inc.	44,700	3,554,544
Occidental Petroleum Corp.	217,062	16,711,603
Peabody Energy Corp.	69,800	4,302,472
Range Resources Corp.	29,700	1,525,392
Spectra Energy Corp.	166,198	4,291,232
Sunoco, Inc.	30,872	2,236,368
Tesoro Corp.	36,400	1,736,280
Valero Energy Corp.	144,700	10,133,341
Williams Companies, Inc.	156,823	5,611,127
XTO Energy, Inc.	123,250	6,330,120
		348,058,317
Financials 17.5%
Capital Markets 3.3%
American Capital Strategies Ltd.	47,500	1,565,600
Ameriprise Financial, Inc.	61,808	3,406,239
Bank of New York Mellon Corp.	297,292	14,495,958
Bear Stearns Companies, Inc.	30,508	2,692,331
Charles Schwab Corp.	248,833	6,357,683
E*TRADE Financial Corp.*	109,700	389,435
Federated Investors, Inc. "B"	22,900	942,564
Franklin Resources, Inc.	42,071	4,814,185
Janus Capital Group, Inc.	41,479	1,362,585
Legg Mason, Inc.	34,900	2,552,935
Lehman Brothers Holdings, Inc.	138,744	9,079,407
Merrill Lynch & Co., Inc.	225,204	12,088,951
Morgan Stanley	275,064	14,608,649
Northern Trust Corp.	54,505	4,173,993
State Street Corp.	101,734	8,260,801
T. Rowe Price Group, Inc.	69,652	4,240,414
The Goldman Sachs Group, Inc.	105,769	22,745,623
		113,777,353
Commercial Banks 3.0%
BB&T Corp.	145,118	4,450,769
Comerica, Inc.	40,757	1,774,152
Commerce Bancorp, Inc.	50,800	1,937,512
Fifth Third Bancorp	140,791	3,538,078
First Horizon National Corp.	33,591	609,677
Huntington Bancshares, Inc.	95,596	1,410,997
KeyCorp.	102,383	2,400,881
M&T Bank Corp.	19,700	1,606,929
Marshall & Ilsley Corp.	62,253	1,648,459
National City Corp.	166,423	2,739,323
PNC Financial Services Group, Inc.	89,861	5,899,375
Regions Financial Corp.	185,019	4,375,699
SunTrust Banks, Inc.	91,192	5,698,588
Synovus Financial Corp.	86,721	2,088,242
US Bancorp.	451,115	14,318,390
Wachovia Corp.	507,751	19,309,770
Wells Fargo & Co.	883,756	26,680,594
Zions Bancorp.	24,856	1,160,527
		101,647,962
Consumer Finance 0.8%
American Express Co.	309,043	16,076,417
Capital One Financial Corp.	102,743	4,855,634
Discover Financial Services	124,732	1,880,959
SLM Corp.	135,565	2,730,279
		25,543,289
Diversified Financial Services 4.4%
Bank of America Corp.	1,176,995	48,562,814
CIT Group, Inc.	51,000	1,225,530
Citigroup, Inc.	1,313,460	38,668,262
CME Group, Inc.	13,900	9,535,400
IntercontinentalExchange, Inc.*	18,100	3,484,250
JPMorgan Chase & Co.	892,713	38,966,922
Leucadia National Corp.	43,300	2,039,430
Moody's Corp.	55,700	1,988,490
NYSE Euronext	69,000	6,056,130
		150,527,228
Insurance 4.3%
ACE Ltd.	86,528	5,345,700
Aflac, Inc.	127,644	7,994,344
Allstate Corp.	149,970	7,832,933
Ambac Financial Group, Inc.	27,634	712,128
American International Group, Inc.	666,348	38,848,088
Aon Corp.	76,987	3,671,510
Assurant, Inc.	25,700	1,719,330
Chubb Corp.	103,358	5,641,280
Cincinnati Financial Corp.	45,234	1,788,552
Genworth Financial, Inc. "A"	113,100	2,878,395
Hartford Financial Services Group, Inc.	83,046	7,240,781
Lincoln National Corp.	71,174	4,143,750
Loews Corp.	114,786	5,778,327
Marsh & McLennan Companies, Inc.	142,432	3,770,175
MBIA, Inc.	34,346	639,866
MetLife, Inc.	194,111	11,961,120
Principal Financial Group, Inc.	69,419	4,778,804
Progressive Corp.	190,388	3,647,834
Prudential Financial, Inc.	119,916	11,156,985
Safeco Corp.	24,889	1,385,820
The Travelers Companies, Inc.	169,475	9,117,755
Torchmark Corp.	25,010	1,513,855
Unum Group	85,794	2,041,039
XL Capital Ltd. "A"	47,732	2,401,397
		146,009,768
Real Estate Investment Trusts 1.0%
Apartment Investment & Management Co. "A" (REIT)	26,900	934,237
AvalonBay Communities, Inc. (REIT)	20,000	1,882,800
Boston Properties, Inc. (REIT)	28,600	2,625,766
Developers Diversified Realty Corp. (REIT)	34,500	1,321,005
Equity Residential (REIT)	72,360	2,638,969
General Growth Properties, Inc. (REIT)	64,200	2,643,756
Host Hotels & Resorts, Inc. (REIT)	136,500	2,325,960
Kimco Realty Corp. (REIT)	60,600	2,205,840
Plum Creek Timber Co., Inc. (REIT)	45,624	2,100,529
ProLogis (REIT)	67,000	4,246,460
Public Storage (REIT)	29,230	2,145,775
Simon Property Group, Inc. (REIT)	58,734	5,101,635
Vornado Realty Trust (REIT)	35,000	3,078,250
		33,250,982
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc. "A"*	50,200	1,081,810
Thrifts & Mortgage Finance 0.7%
Countrywide Financial Corp.	153,744	1,374,471
Fannie Mae	254,328	10,168,034
Freddie Mac	170,931	5,823,619
Hudson City Bancorp, Inc.	133,400	2,003,668
MGIC Investment Corp.	22,163	497,116
Sovereign Bancorp, Inc.	93,891	1,070,357
Washington Mutual, Inc.	230,259	3,133,825
		24,071,090
Health Care 11.9%
Biotechnology 1.1%
Amgen, Inc.*	291,024	13,515,155
Biogen Idec, Inc.*	75,671	4,307,193
Celgene Corp.*	99,600	4,602,516
Genzyme Corp.*	69,340	5,161,670
Gilead Sciences, Inc.*	242,120	11,139,941
		38,726,475
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	168,498	9,781,309
Becton, Dickinson & Co.	63,992	5,348,451
Boston Scientific Corp.*	345,206	4,014,746
C.R. Bard, Inc.	26,994	2,559,031
Covidien Ltd.	129,857	5,751,366
Hospira, Inc.*	41,622	1,774,762
Medtronic, Inc.	296,299	14,894,951
St. Jude Medical, Inc.*	89,626	3,642,401
Stryker Corp.	61,948	4,628,755
Varian Medical Systems, Inc.*	33,000	1,721,280
Zimmer Holdings, Inc.*	62,108	4,108,444
		58,225,496
Health Care Providers & Services 2.4%
Aetna, Inc.	131,396	7,585,491
AmerisourceBergen Corp.	43,848	1,967,460
Cardinal Health, Inc.	95,268	5,501,727
CIGNA Corp.	74,375	3,996,169
Coventry Health Care, Inc.*	40,958	2,426,761
Express Scripts, Inc.*	66,600	4,861,800
Humana, Inc.*	44,051	3,317,481
Laboratory Corp. of America Holdings*	30,800	2,326,324
McKesson Corp.	77,815	5,097,660
Medco Health Solutions, Inc.*	70,288	7,127,203
Patterson Companies, Inc.*	36,600	1,242,570
Quest Diagnostics, Inc.	41,802	2,211,326
Tenet Healthcare Corp.*	123,848	629,148
UnitedHealth Group, Inc.	339,424	19,754,477
WellPoint, Inc.*	149,316	13,099,493
		81,145,090
Health Care Technology 0.0%
IMS Health, Inc.	50,906	1,172,874
Life Sciences Tools & Services 0.4%
Applera Corp. — Applied Biosystems Group	48,235	1,636,131
Millipore Corp.*	13,981	1,023,130
PerkinElmer, Inc.	31,663	823,871
Thermo Fisher Scientific, Inc.*	110,528	6,375,255
Waters Corp.*	26,105	2,064,122
		11,922,509
Pharmaceuticals 6.3%
Abbott Laboratories	403,822	22,674,605
Allergan, Inc.	80,878	5,195,603
Barr Pharmaceuticals, Inc.*	28,800	1,529,280
Bristol-Myers Squibb Co.	516,836	13,706,491
Eli Lilly & Co.	257,847	13,766,451
Forest Laboratories, Inc.*	83,081	3,028,302
Johnson & Johnson	756,301	50,445,277
King Pharmaceuticals, Inc.*	64,975	665,344
Merck & Co., Inc.	568,706	33,047,506
Mylan, Inc.	64,200	902,652
Pfizer, Inc.	1,806,093	41,052,494
Schering-Plough Corp.	423,152	11,272,769
Watson Pharmaceuticals, Inc.*	27,407	743,826
Wyeth	351,309	15,524,345
		213,554,945
Industrials 11.4%
Aerospace & Defense 2.8%
Boeing Co.	203,620	17,808,605
General Dynamics Corp.	105,960	9,429,380
Goodrich Corp.	32,038	2,262,203
Honeywell International, Inc.	195,568	12,041,122
L-3 Communications Holdings, Inc.	33,100	3,506,614
Lockheed Martin Corp.	90,726	9,549,819
Northrop Grumman Corp.	88,850	6,987,164
Precision Castparts Corp.	36,200	5,020,940
Raytheon Co.	112,723	6,842,286
Rockwell Collins, Inc.	42,344	3,047,498
United Technologies Corp.	259,140	19,834,576
		96,330,207
Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	45,400	2,457,048
Expeditors International of Washington, Inc.	56,000	2,502,080
FedEx Corp.	80,701	7,196,108
United Parcel Service, Inc. "B"	274,270	19,396,375
		31,551,611
Airlines 0.1%
Southwest Airlines Co.	196,491	2,397,190
Building Products 0.1%
Masco Corp.	96,805	2,091,956
Trane, Inc.	44,752	2,090,366
		4,182,322
Commercial Services & Supplies 0.5%
Allied Waste Industries, Inc.*	61,146	673,829
Avery Dennison Corp.	25,231	1,340,775
Cintas Corp.	34,366	1,155,385
Equifax, Inc.	34,409	1,251,111
Monster Worldwide, Inc.*	33,189	1,075,324
Pitney Bowes, Inc.	57,485	2,186,729
R.R. Donnelley & Sons Co.	58,621	2,212,357
Robert Half International, Inc.	43,775	1,183,676
Waste Management, Inc.	135,640	4,431,359
		15,510,545
Construction & Engineering 0.2%
Fluor Corp.	23,204	3,381,287
Jacobs Engineering Group, Inc.*	31,500	3,011,715
		6,393,002
Electrical Equipment 0.5%
Cooper Industries Ltd. "A"	47,602	2,517,194
Emerson Electric Co.	206,940	11,725,220
Rockwell Automation, Inc.	39,456	2,720,886
		16,963,300
Industrial Conglomerates 3.6%
3M Co.	187,066	15,773,405
General Electric Co.	2,655,165	98,426,967
Textron, Inc.	65,654	4,681,130
Tyco International Ltd.	130,657	5,180,550
		124,062,052
Machinery 1.9%
Caterpillar, Inc.	166,968	12,115,198
Cummins, Inc.	26,946	3,432,112
Danaher Corp.	63,422	5,564,646
Deere & Co.	115,892	10,791,863
Dover Corp.	52,559	2,422,444
Eaton Corp.	38,254	3,708,725
Illinois Tool Works, Inc.	109,242	5,848,817
Ingersoll-Rand Co., Ltd. "A"	71,954	3,343,703
ITT Corp.	47,592	3,142,976
Manitowoc Co., Inc.	33,500	1,635,805
PACCAR, Inc.	97,415	5,307,169
Pall Corp.	32,710	1,318,867
Parker Hannifin Corp.	44,452	3,347,680
Terex Corp.*	27,100	1,776,947
		63,756,952
Road & Rail 0.8%
Burlington Northern Santa Fe Corp.	78,486	6,532,390
CSX Corp.	111,152	4,888,465
Norfolk Southern Corp.	101,544	5,121,879
Ryder System, Inc.	15,290	718,783
Union Pacific Corp.	68,865	8,650,821
		25,912,338
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	17,962	1,572,034
Information Technology 16.6%
Communications Equipment 2.6%
Ciena Corp.*	22,698	774,229
Cisco Systems, Inc.*	1,603,864	43,416,598
Corning, Inc.	410,990	9,859,650
JDS Uniphase Corp.*	58,939	783,889
Juniper Networks, Inc.*	135,100	4,485,320
Motorola, Inc.	604,796	9,700,928
QUALCOMM, Inc.	439,454	17,292,515
Tellabs, Inc.*	117,630	769,300
		87,082,429
Computers & Peripherals 4.5%
Apple, Inc.*	228,978	45,355,962
Dell, Inc.*	593,547	14,547,837
EMC Corp.*	548,062	10,155,589
Hewlett-Packard Co.	673,636	34,005,145
International Business Machines Corp.	358,220	38,723,582
Lexmark International, Inc. "A"*	25,157	876,973
Network Appliance, Inc.*	93,509	2,333,985
QLogic Corp.*	36,500	518,300
SanDisk Corp.*	59,500	1,973,615
Sun Microsystems, Inc.*	217,791	3,948,555
Teradata Corp.*	47,698	1,307,402
		153,746,945
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	101,041	3,712,246
Jabil Circuit, Inc.	48,675	743,267
Molex, Inc.	37,786	1,031,558
Tyco Electronics Ltd.	130,657	4,851,295
		10,338,366
Internet Software & Services 1.9%
Akamai Technologies, Inc.*	43,500	1,505,100
eBay, Inc.*	298,132	9,895,001
Google, Inc. "A"*	60,800	42,041,984
VeriSign, Inc.*	57,700	2,170,097
Yahoo!, Inc.*	352,022	8,188,032
		63,800,214
IT Services 0.8%
Affiliated Computer Services, Inc. "A"*	26,600	1,199,660
Automatic Data Processing, Inc.	138,737	6,177,959
Cognizant Technology Solutions Corp. "A"*	75,600	2,565,864
Computer Sciences Corp.*	45,432	2,247,521
Convergys Corp.*	35,440	583,342
Electronic Data Systems Corp.	133,819	2,774,068
Fidelity National Information Services, Inc.	43,200	1,796,688
Fiserv, Inc.*	43,850	2,433,236
Paychex, Inc.	89,367	3,236,873
Unisys Corp.*	94,084	445,017
Western Union Co.	203,088	4,930,977
		28,391,205
Office Electronics 0.1%
Xerox Corp.*	246,056	3,983,647
Semiconductors & Semiconductor Equipment 2.7%
Advanced Micro Devices, Inc.*	140,097	1,050,727
Altera Corp.	89,443	1,728,039
Analog Devices, Inc.	81,768	2,592,046
Applied Materials, Inc.	360,135	6,395,997
Broadcom Corp. "A"*	122,870	3,211,822
Intel Corp.	1,538,182	41,007,932
KLA-Tencor Corp.	47,585	2,291,694
Linear Technology Corp.	58,306	1,855,880
LSI Corp.*	191,155	1,015,033
MEMC Electronic Materials, Inc.*	58,800	5,203,212
Microchip Technology, Inc.	57,100	1,794,082
Micron Technology, Inc.*	188,649	1,367,705
National Semiconductor Corp.	63,166	1,430,078
Novellus Systems, Inc.*	30,482	840,389
NVIDIA Corp.*	143,247	4,873,263
Teradyne, Inc.*	45,658	472,104
Texas Instruments, Inc.	373,448	12,473,163
Xilinx, Inc.	78,813	1,723,640
		91,326,806
Software 3.7%
Adobe Systems, Inc.*	153,704	6,567,772
Autodesk, Inc.*	60,448	3,007,893
BMC Software, Inc.*	52,569	1,873,559
CA, Inc.	101,515	2,532,799
Citrix Systems, Inc.*	47,514	1,806,007
Compuware Corp.*	80,921	718,579
Electronic Arts, Inc.*	81,706	4,772,447
Intuit, Inc.*	88,566	2,799,571
Microsoft Corp.	2,106,895	75,005,462
Novell, Inc.*	92,382	634,664
Oracle Corp.*	1,050,629	23,723,203
Symantec Corp.*	236,406	3,815,593
		127,257,549
Materials 3.3%
Chemicals 1.8%
Air Products & Chemicals, Inc.	56,790	5,601,198
Ashland, Inc.	14,604	692,668
Dow Chemical Co.	248,291	9,787,631
E.I. du Pont de Nemours & Co.	236,252	10,416,351
Eastman Chemical Co.	22,386	1,367,561
Ecolab, Inc.	45,542	2,332,206
Hercules, Inc.	31,330	606,235
International Flavors & Fragrances, Inc.	21,116	1,016,313
Monsanto Co.	142,484	15,914,038
PPG Industries, Inc.	43,162	3,031,267
Praxair, Inc.	83,028	7,365,414
Rohm & Haas Co.	33,089	1,756,033
Sigma-Aldrich Corp.	34,268	1,871,033
		61,757,948
Construction Materials 0.1%
Vulcan Materials Co.	25,531	2,019,247
Containers & Packaging 0.1%
Ball Corp.	27,424	1,234,080
Bemis Co., Inc.	27,430	751,033
Pactiv Corp.*	34,849	928,029
Sealed Air Corp.	43,072	996,686
		3,909,828
Metals & Mining 1.0%
Alcoa, Inc.	231,051	8,444,914
Allegheny Technologies, Inc.	25,679	2,218,666
Freeport-McMoRan Copper & Gold, Inc.	99,699	10,213,165
Newmont Mining Corp.	118,700	5,796,121
Nucor Corp.	75,736	4,485,086
Titanium Metals Corp.	23,400	618,930
United States Steel Corp.	30,392	3,674,697
		35,451,579
Paper & Forest Products 0.3%
International Paper Co.	112,904	3,655,832
MeadWestvaco Corp.	48,244	1,510,037
Weyerhaeuser Co.	56,329	4,153,700
		9,319,569
Telecommunication Services 3.6%
Diversified Telecommunication Services 3.2%
AT&T, Inc.	1,593,730	66,235,419
CenturyTel, Inc.	29,755	1,233,642
Citizens Communications Co.	86,005	1,094,844
Embarq Corp.	39,981	1,980,259
Qwest Communications International, Inc.*	421,981	2,958,087
Verizon Communications, Inc.	758,412	33,135,020
Windstream Corp.	125,474	1,633,671
		108,270,942
Wireless Telecommunication Services 0.4%
American Tower Corp. "A"*	104,400	4,447,440
Sprint Nextel Corp.	743,828	9,766,462
		14,213,902
Utilities 3.6%
Electric Utilities 2.1%
Allegheny Energy, Inc.	43,418	2,761,819
American Electric Power Co., Inc.	104,915	4,884,843
Duke Energy Corp.	329,296	6,641,900
Edison International	85,090	4,541,253
Entergy Corp.	51,409	6,144,404
Exelon Corp.	176,138	14,379,906
FirstEnergy Corp.	80,095	5,794,072
FPL Group, Inc.	106,294	7,204,607
Pepco Holdings, Inc.	51,700	1,516,361
Pinnacle West Capital Corp.	26,196	1,110,973
PPL Corp.	100,048	5,211,500
Progress Energy, Inc.	67,650	3,276,290
Southern Co.	197,688	7,660,410
		71,128,338
Gas Utilities 0.1%
Nicor, Inc.	12,337	522,472
Questar Corp.	45,100	2,439,910
		2,962,382
Independent Power Producers & Energy Traders 0.3%
AES Corp.*	175,750	3,759,292
Constellation Energy Group	47,387	4,858,589
Dynegy, Inc. "A"*	113,261	808,684
		9,426,565
Multi-Utilities 1.1%
Ameren Corp.	56,319	3,053,053
CenterPoint Energy, Inc.	83,568	1,431,520
CMS Energy Corp.	59,049	1,026,272
Consolidated Edison, Inc.	66,816	3,263,962
Dominion Resources, Inc.	152,080	7,216,196
DTE Energy Co.	44,603	1,960,748
Integrys Energy Group, Inc.	20,100	1,038,969
NiSource, Inc.	72,066	1,361,327
PG&E Corp.	92,347	3,979,232
Public Service Enterprise Group, Inc.	66,473	6,530,307
Sempra Energy	69,390	4,293,853
TECO Energy, Inc.	55,888	961,832
Xcel Energy, Inc.	108,737	2,454,194
		38,571,465
Total Common Stocks (Cost $2,309,218,183)		3,380,821,977
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.1%
US Treasury Bill, 4.65%**, 1/17/2008 (Cost $2,549,735) (a)	2,555,000	2,552,192
	Shares	Value ($)

Cash Equivalents 0.6%
Cash Management QP Trust, 4.67% (b) (Cost $21,372,329)	21,372,329	21,372,329

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,333,140,247)+	99.9	3,404,746,498
Other Assets and Liabilities, Net	0.1	3,919,839
Net Assets	100.0	3,408,666,337
* Non-income producing security
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,519,387,299. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $885,359,199. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,272,775,771 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $387,416,572.
(a) At December 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At December 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	3/19/2008	77	28,620,690	28,436,100	(184,590)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $2,311,767,918)	$ 3,383,374,169
Investment in Cash Management QP Trust (cost $21,372,329)	21,372,329
Total investments in securities, at value (cost $2,333,140,247)	3,404,746,498
Cash	2,101
Receivable for investments sold	856,886
Dividends receivable	5,004,052
Interest receivable	34,114
Other assets	132,112
Total assets	3,410,775,763
Liabilities
Payable for investments purchased	1,719,045
Payable for daily variation margin on open futures contracts	161,246
Accrued investment management fee	50,141
Other accrued expenses and payables	178,994
Total liabilities	2,109,426
Net assets	$ 3,408,666,337

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends	$ 69,572,603
Interest — Cash Management QP Trust	1,377,702
Interest	128,797
Total Income	71,079,102
Expenses: Investment management fee	1,801,427
Administration fee	1,084,763
Professional fees	57,866
Services to shareholders	2,005
Custodian fees	118,079
Trustees' fees and expenses	99,814
Reports to shareholders	3,250
Other	167,376
Total expenses before expense reductions	3,334,580
Expense reductions	(1,484,235)
Total expenses after expense reductions	1,850,345
Net investment income (loss)	69,228,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	73,157,022
Futures	(1,167,755)
71,989,267
Change in net unrealized appreciation (depreciation) during the period on: Investments	57,618,673
Futures	(166,901)
57,451,772
Net gain (loss)	129,441,039
Net increase (decrease) in net assets resulting from operations	$ 198,669,796

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 69,228,757	$ 64,166,503
Net realized gain (loss)	71,989,267	(26,983,018)
Change in net unrealized appreciation (depreciation)	57,451,772	462,303,829
Net increase (decrease) in net assets resulting from operations	198,669,796	499,487,314
Capital transactions in shares of beneficial interest: Proceeds from capital invested	649,751,320	524,365,956
Value of capital withdrawn	(988,879,233)	(781,887,352)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(339,127,913)	(257,521,396)
Increase (decrease) in net assets	(140,458,117)	241,965,918
Net assets at beginning of period	3,549,124,454	3,307,158,536
Net assets at end of period	$ 3,408,666,337	$ 3,549,124,454

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2007	2006	2005	2004	2003
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,409	3,549	3,307	3,272	3,260
Ratio of expenses before expense reductions (%)	.09	.08	.06	.06	.05
Ratio of expenses after expense reductions (%)	.05	.05	.05	.05	.05
Ratio of net investment income (loss) (%)	1.91	1.90	1.82	1.97	1.74
Portfolio turnover rate (%)	5	4	9	7	8[a]
Total investment return (%)[b,c]	5.54	15.72	4.90	10.79	28.50
[a] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[b] Total investment return would have been lower had certain expenses not been reduced.
[c] Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Transactions. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio enters into future contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

The Portfolio has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Portfolio's financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $179,138,875 and $443,314,600, respectively.

C. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio. Prior to January 1, 2007, Deutsche Asset Management Inc. ("DAMI"), an indirect wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Portfolio.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio's sub-advisor. The investment management fee payable under the Investment Management Agreement is equal to an annual rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio.

For the period from January 1, 2007 through September 30, 2007, DIMA had voluntarily agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain the annual operating expenses of the Portfolio at 0.05% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses).

Effective October 1, 2007 through September 30, 2008, DIMA has contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain the annual operating expenses of the Portfolio at 0.05% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and proxy expenses).

Accordingly, for the year ended December 31, 2007, the Advisor waived a portion of its investment management fee pursuant to the Investment Management Agreement of $1,413,177 and charged $388,250, which was equivalent to an annual effective rate of 0.01% of the Portfolio's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2007, DIMA received an Administration Fee of $1,084,763, of which $88,470 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Portfolio and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of withdrawal requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Fee Reductions

The Portfolio has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2007, the Portfolio's custodian fees were reduced by $3,091 and $67,967, respectively, for custody and transfer agent credits earned.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest in DWS Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2008	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

DWS Equity 500 Index Fund (the "Fund"), a series of the DWS Institutional Funds (the "Trust"), invests all of its assets in DWS Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Trustees, who are also the Trustees of the Fund, approved the continuation of the Portfolio's current investment management agreement with DIMA (the "Portfolio Agreement"), the Fund's investment management agreement with DIMA (the "Fund Agreement", and together with the Portfolio Agreement, the "Investment Management Agreements") and the sub-advisory agreement between DIMA and Northern Trust Investments ("NTI") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Investment Management Agreements, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Investment Management Agreements and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to NTI is paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Investment Management Agreements and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Portfolio were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between shareholders and DIMA of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class S shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Institutional Class shares) was in the 1st quartile of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and NTI. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the Investment Management Agreements and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and NTI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and NTI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio and the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or NTI, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's Investment Management Agreements and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber[7] (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones[7] (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt[7] (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
7 At present, substantially all DWS mutual funds are overseen by one of two boards of trustees (the "Boards"). Each Board, including the Board that oversees your Fund (the "New York Board"), has determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)
The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board will nominate and elect four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, as of the Consolidation Date, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund. To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates.
Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund's current committee structure and other governance practices, including the appointment of new committee chairs and members.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class S	Institutional Class
Nasdaq Symbol	BTIEX	BTIIX
CUSIP Number	23339C 305	23339C 206
Fund Number	815	565

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS Equity 500 Index Portfolio has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EQUITY 500 INDEX PORTFOLIO

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$50,875	$0	$0	$0
2006	$52,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index Portfolio

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity 500 Index Portfolio

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008